CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Mar. 31, 2021	Mar. 31, 2020
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in US dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized (in shares)	500,000,000	500,000,000
Ordinary shares, shares issued (in shares)	50,016,457	49,984,223
Ordinary shares, shares outstanding (in shares)	48,850,574	48,818,340
Treasury stock (in shares)	1,165,883	1,165,883